UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2024

PAVMED INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Madison Avenue, 25th Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 813-1828

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PAVM	The Nasdaq Stock Market LLC
Series Z Warrants to Purchase Common Stock	PAVMZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

See the information under Item 8.01, which is incorporated under this Item by reference.

Item 3.03. Material Modification to Rights of Security Holders.

See the information under Item 8.01, which is incorporated under this Item by reference.

Item 8.01. Other Events.

On February 15, 2024, PAVmed Inc. (the “Company”) distributed to its common and preferred stockholders 3,331,747 shares of common stock of Lucid Diagnostics Inc., the Company’s majority owned subsidiary (“Lucid Diagnostics”), through a special pro rata dividend. The shares being distributed by the Company represent approximately 6.9% of Lucid Diagnostics’ common stock outstanding. After the distribution, the Company will continue to own approximately 65.2% of Lucid Diagnostics’ common stock.

Based on the number of shares of the Company’s stock outstanding as of January 15, 2024, the record date, each Company stockholder was entitled to receive 0.37709668 of a share of Lucid Diagnostics’ common stock for each share of the Company’s common stock held (in the case of the Company’s preferred stock, as if such preferred stock had been converted into common stock) as of 5:00 p.m. Eastern Time on the record date. The holder of the Company’s senior convertible notes waived its right to participate in the distribution. The Company did not distribute fractional shares of Lucid Diagnostics’ common stock. Instead, the Company rounded each Company stockholders’ entitlement to Lucid Diagnostics shares to the nearest whole number of shares.

In connection with the distribution, the exercise price of the Company’s outstanding Series Z Redeemable Warrants (the “Series Z Warrants”) is being adjusted in accordance with the terms of the warrants. In accordance with Section 4.3 of the Amended and Restated Series Z Warrant Agreement, dated as of June 8, 2018, by and between the Company and the warrant agent, the exercise price of the Series Z Warrants is being decreased by the fair market value of the special dividend, or $0.52 per share, from $24.00 per share to $23.48 per share.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2024

PAVMED INC.

By:	/s/ Dennis M. McGrath
Dennis M. McGrath
President and Chief Financial Officer